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                                                                   EXHIBIT 99.02

First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000


                                                                  FIRST USA








                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1

                 -----------------------------------------------

                   Monthly Period:                  07/01/96 to
                                                    07/31/96
                   Distribution Date:               08/15/96
                   Transfer Date:                   08/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1, 1993 (the "Series 1993-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



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A.   Information Regarding the Current Monthly Distribution.

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original certificate
          principal amount                                    $       4.99444444

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Certificates, per $1,000 original certificate
          principal amount                                    $       4.99444444

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Certificates, per $1,000 original certificate
          principal amount                                    $       0.00000000



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-1
Page 2

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B.   Information Regarding the Performance of the Trust.

     1.   Collection of Principal Receivables.

          The aggregate amount of Collections of
          Principal Receivables processed during the
          Collection Period which were allocated in respect of the Certificates

                                                Principal
                                               Collection
                                                  Rate             $ Amount
                                                --------      ------------------
                                                  10.25%      $    51,235,098.63

     2.   Collection of Finance Charge Receivables.

          The aggregate amount of Collections of
          Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                             Finance
                                           Charge Yield            $ Amount
                                           ------------       ------------------
          Periodic Finance Charges                15.05%      $     6,269,702.11
          Discount Receivables                     1.62%      $       674,829.07
                                           ------------       ------------------
          Total                                   16.67%      $     6,944,531.18


     3.   Principal Receivables / Investor Percentages

          (a)  The aggregate amount of Principal
               Receivables in in the Trust as of the
               last day of the Collection Period              $16,580,878,508.60

          (b)  Invested Amount as of the last day of
               the Collection Period                          $   500,000,000.00

          (c)  The Invested Amount set forth in
               paragraph 3(b) above as a percentage of
               the aggregate amount of Principal
               Receivables set forth in paragraph 3(a)
               above                                                       3.016%

          (d)  During the amortization Period: The
               Invested Amount as of ______ (the last
               day of the Revolving Period)                                  N/A

          (e)  The Invested Amount set forth in
               paragraph 3(d) above as a percentage of
               the aggregate amount of Principal
               Receivables set forth in paragraph 3(a)
               above (applied with respect to Principal
               Receivables during the Amortization
               Period)                                                       N/A


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-1
Page 3

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     4.   Delinquent Balances.

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection Period
                                                                   Aggregate
                                           % of Total               Account
                                           Outstandings             Balance
                                           ------------       ------------------
          (a) 35 - 64 days                         1.57%      $   268,728,870.50
          (b) 65 - 94 days                         1.02%      $   174,113,131.46
          (c) 95 - 124 days                        0.74%      $   126,531,431.97
          (d) 125 - 154 days                       0.60%      $   102,556,018.17
          (e) 155 or more days                     0.95%      $   161,426,298.32
                                           ------------       ------------------
                        Total                      4.88%      $   833,355,750.42
                                           ============       ==================


     5.   Monthly Investor Default Amount.

          The aggregate amount of all defaulted
          Principal Receivables written off as
          uncollectible during the Collection Period
          allocable to the Invested Amount (the
          "Monthly Investor Default Amount")                  $     1,930,215.66


     6.   Investor Charge-Offs & Reimbursements of
          Charge-Offs.

          (a)  The aggregate amount of Investor
               Charge-Offs during the Collection Period       $             0.00

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of reducing, pro rata, the amount
               of each Certificateholder's investment)        $             0.00

          (c)  The aggregate amount of Investor
               Charge-Offs reimbursed during the
               Collection Period                              $             0.00

          (d)  The amounts set forth in paragraph 6(c)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of increasing, pro rata, the
               amount of each Certificateholder's
               investment)                                    $             0.00

     7.   Investor Servicing Fee.

          The amount of the Investor Monthly Servicing
          Fee payable by the Trust to the Servicer for
          the Collection Period                               $       625,000.00

     8.   Withdrawal from Cash Collateral Amount.

          The amount to withdrawn from Cash Collateral
          Account on the related Distribution date.           $             0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-1
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     9.   Cash Collateral Amount.

          The Available Cash Collateral Amount as of the close of business on the related
          Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                       Total                  $    70,000,000.00

          The Required Cash Collateral Amount as of the close of business on the related Distribution
          Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                       Total                  $    70,000,000.00

     11.  Funds on Deposit in Cash Collateral Account

          The aggregate amount of funds on deposit in
          the Cash Collateral Account pursuant to
          Section 2.11(a)(vii) of the Amended Loan
          Agreement on such Distribution Date                 $     3,237,501.39


     12.  Series 1993-1 Guaranty Amount

          (a)  The Available Series 1993-1 Guaranty
               Amount on such Distribution Date               $    10,000,000.00

          (b)  The Required Series 1993-1 Guaranty
               Amount on such Distribution Date               $    10,000,000.00


     13.  The Available Series 1993-1 Loan Amount

          The Available Series 1993-1 Loan Amount on
          such Distribution Date                              $    56,762,498.61


     14.  The Pool Factor.

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                      1.00000000

     15.  The Portfolio Yield

          The Portfolio Yield for the related Monthly
          Period                                                           12.03%


     16.  The Base Rate

          The Base Rate for the related Monthly period                      7.80%





















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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                              FIRST USA BANK
                              as Servicer


                              By:  /s/ W. Todd Peterson
                                   ------------------------------------
                                   W. Todd Peterson
                                   Vice President